UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): May 15, 2009
FIRST INTERSTATE BANCSYSTEM, INC.

(Exact name of registrant as specified in its charter)

Montana	000-49733	81-0331430

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification No.)
401 North 31st Street, Billings, MT 59116

(Address of principal executive offices, including zip code)
(406) 255-5390

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
The information provided under Item 8.01 is also being furnished under this Item 7.01.
Item 8.01 Other Events.
On May 15, 2009, First Interstate BancSystem, Inc. (the “Registrant”) issued a letter to shareholders announcing the minority appraised value of its common stock as of March 31, 2009, as determined by the Registrant’s independent appraiser and delivered to the Registrant on May 15, 2009, and providing information regarding share repurchases by the Registrant.
The May 15, 2009 shareholder letter is attached as Exhibit 99 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibit 99 — May 15, 2009 Shareholder Letter

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 15, 2009

FIRST INTERSTATE BANCSYSTEM, INC.
By:	/s/ LYLE R. KNIGHT
Lyle R. Knight
President and Chief Executive Officer